UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

to Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2023

Date of Report (Date of earliest event reported)

Goldenbridge Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40132	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15/F, Aubin House 171-172 Gloucester Road Wanchai, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 186-0217-2929

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	GBRGU	NASDAQ Capital Market
Ordinary Shares	GBRG	NASDAQ Capital Market
Warrants	GBRGW	NASDAQ Capital Market
Rights	GBRGR	NASDAQ Capital Market

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on May 23, 2022, Goldenbridge Acquisition Limited, a British Virgin Islands business company (“Goldenbridge”), SunCar Technology Group Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of Goldenbridge (“PubCo”), SunCar Technology Global Inc., a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo, Auto Services Group Limited, a Cayman Islands exempted company (“SunCar”), the principal shareholders of SunCar, and Ye Zaichang, as representative of the Principal Shareholders, entered into an Agreement and Plan of Merger (the “Agreement”). The Agreement and related transactions were subsequently approved at a meeting of Goldenbridge’s shareholders held on April 14, 2023.

Pages 105-106 of the proxy statement delivered to Goldenbridge’s shareholders included information about projections for SunCar for the years ending December 31, 2022 through December 31, 2026. As disclosed in the proxy statement, such projections were prepared on July 8, 2022. However, due to the COVID-19 lockdowns that took place in China during 2022, SunCar’s management has indicated that it is not able to meet its original projections for 2022. Therefore, it is possible that SunCar’s actual results over the time periods and under the scenarios covered by the projections would be materially different and should not be relied upon. SunCar has not updated its projections at this time and, as disclosed in the proxy statement, does not intend to do so in the future.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2023

Goldenbridge Acquisition Limited

By:	/s/ Yongsheng Liu
Name:	Yongsheng Liu
Title:	Chief Executive Officer

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